                                                                    EXHIBIT 99.4

(Official Form 1)(9/97)
--------------------------------------------------------------------------------
FORM B1                 UNITED STATES BANKRUPTCY COURT        VOLUNTARY PETITION
                            DISTRICT OF NEW JERSEY
--------------------------------------------------------------------------------
Name of Debtor (if individual, enter Last, First, Middle):
GB Property Funding Corp.
--------------------------------------------------------------------------------
All Other Names used by the Debtor in the last 6 years
(include married, maiden, and trade names):
None
--------------------------------------------------------------------------------
Soc. Sec./Tax I.D. No. (if more than one, state all):
75-2502290
--------------------------------------------------------------------------------
Street Address of Debtor (No. & Street, City, State & Zip Code):
c/o Sands Hotel and Casino
Indiana Ave. & Brighton Park
9th Floor
Atlantic City, NJ 08401
--------------------------------------------------------------------------------
County of Residence or of the
Principal Place of Business:    Atlantic
--------------------------------------------------------------------------------
Mailing Address of Debtor (if different from street address):

--------------------------------------------------------------------------------
Name of Joint Debtor (Spouse) (Last, First, Middle):

--------------------------------------------------------------------------------
All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names):

--------------------------------------------------------------------------------
Soc. Sec./Tax I.D. No. (if more than one, state all):

--------------------------------------------------------------------------------
Street Address of Joint Debtor (No. & Street, City, State & Zip Code):


--------------------------------------------------------------------------------
County of Residence or of the
Principal Place of Business:
--------------------------------------------------------------------------------
Mailing Address of Joint Debtor (if different from street address):


--------------------------------------------------------------------------------
Location of Principal Assets of Business Debtor
(if different from street address above):       State Street Bank & Trust Co.
                                                Corporate Trust Department
                                                777 Main Street
                                                Hartford, CT 06115
--------------------------------------------------------------------------------
         INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)

VENUE (Check any applicable box)

[_] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.
[X] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
--------------------------------------------------------------------------------
    TYPE OF DEBTOR (Check all boxes that apply)

[_] Individual(s)           [_] Railroad
[X] Corporation             [_] Stockbroker
[_] Partnership             [_] Partnership
[_] Other ________________
--------------------------------------------------------------------------------
    NATURE OF DEBTS (Check one box)

[_] Consumer/Non-Business   [X] Business
--------------------------------------------------------------------------------
    CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)

[_] Debtor is a small business as defined in 11 U.S.C. (S) 101.
[_] Debtor is and elects to be considered a small business under
    11 U.S.C. (S) 1121 (e) (Optional)
--------------------------------------------------------------------------------
    CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH
          THE PETITION IS FILED (Check one box)

[_] Chapter 7        [X] Chapter 11         [_] Chapter 13
[_] Chapter 9        [_] Chapter 12
[_] Sec. 304 - Case ancillary to foreign proceeding
--------------------------------------------------------------------------------
    FILING FEE (Check one box)

[X] Full Filing Fee attached
[_] Filing Fee to be paid in installments (Applicable to individuals only)
    Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments.
    Rule 1006(b). See Official Form No. 3.
--------------------------------------------------------------------------------
    STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)

[X] Debtor estimates that funds will be available for distribution to unsecured creditors.
[_] Debtor estimates that, after an exempt property in excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.
--------------------------------------------------------------------------------
                                1-15  16-49  50-99  100-199  200-999  1000-over
Estimated Number of Creditors   [X]    [_]    [_]     [_]      [_]       [_]

--------------------------------------------------------------------------------
Estimated Assets

 $0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to  More than
$50,000  $100,000    $500,000     $1 million   $10 million    $50 million     $100 million    $100 million
  [_]       [_]        [_]           [_]           [_]            [_]             [_]             [X]

--------------------------------------------------------------------------------
Estimated Debts

 $0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to  More than
$50,000  $100,000    $500,000     $1 million   $10 million    $50 million     $100 million    $100 million
  [_]       [_]        [_]           [_]           [_]            [_]             [_]             [X]

--------------------------------------------------------------------------------
THIS SPACE IS FOR COURT USE ONLY


--------------------------------------------------------------------------------
Bankruptcy2000 (C)1991-96, New Hope Software - 30078

(Official Form 1) (9/97)
--------------------------------------------------------------------------------
                                                                FORM B1, Page 2
VOLUNTARY PETITION                                   Name of Debtors(s):
                                                      GB Property Funding Corp.
(This page must be completed and filed in every case)
--------------------------------------------------------------------------------
    PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (If more than one, attach additional sheet)

Location                      Case Number:             Date Filed:
Where Filed: NONE
--------------------------------------------------------------------------------
    PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER OR AFFILIATE OF
    THE DEBTOR (if more than one, attach additional sheet)

Name of Debtor:                    Case Number              Date Filed:
    GB Holdings, Inc.                Not Yet Assigned         January 5, 1998

--------------------------------------------------------------------------------

District:                         Relationship:             Judge:
    New Jersey                        Affiliate                 Unknown

--------------------------------------------------------------------------------
                                  SIGNATURES

Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.
[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7,11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X _______________________________________________
  Signature of Debtor

X _______________________________________________
  Signature of Joint Debtor

  _______________________________________________
  Telephone Number (if not represented by attorney)

  _______________________________________________
  Date
--------------------------------------------------------------------------------

                             Signature of Attorney

X /s/ PAUL R. DEFILIPPO
  -----------------------------------------------
  Signature of Attorney for Debtor(s)

  PAUL R. DEFILIPPO
  -----------------------------------------------
  Printed Name of Attorney for Debtor(s)

  Gibbons, Del Deo, Dolan, Griffinger & Vecchione
  -----------------------------------------------
  Firm Name

  One Riverfront Plaza
  -----------------------------------------------
  Address

  Newark, NJ 07102-5497
  -----------------------------------------------

  973-596-4500
  -----------------------------------------------
  Telephone Number

  January 5, 1998
  -----------------------------------------------
  Date
--------------------------------------------------------------------------------
                        EXHIBIT A

(To be completed if debtor is required to file periodic reports
(e.g., forms 10K and 10Q) with the Securities and Exchange
Commission pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 and is requesting relief under chapter 11.)
Exhibit A is attached and made a part of this petition.
--------------------------------------------------------------------------------
                        EXHIBIT B

        (To be completed if the debtor is an individual
         whose debts are primarily consumer debts)
I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 or title 11, United States Code, and have explained the relief available under each such chapter.

X _______________________________________________
  Signature of Attorney for Debtor(s)      Date
--------------------------------------------------------------------------------
                 SIGNATURE OF DEBTOR (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X /s/TIMOTHY A. EBLING
  -----------------------------------------------
  Signature of Authorized Individual

  TIMOTHY A. EBLING
  -----------------------------------------------
  Printed Name of Authorized Individual

  Executive Vice President, Chief Financial Officer
  -----------------------------------------------
  Title of Authorized Individual

  January 5, 1998
  -----------------------------------------------
  Date
--------------------------------------------------------------------------------
                  SIGNATURE OF NON-ATTORNEY PETITION PREPARER

I certify that I am a bankruptcy petition preparer as defined in 11 U.S.C.
(S) 110, that I prepared this document for compensation, and that I have provided the debtor with a copy of this document.

  -----------------------------------------------
  Printed Name of Bankruptcy Petition Preparer

  -----------------------------------------------
  Social Security Number

  -----------------------------------------------
  Address

X _______________________________________________

Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document:



If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.

  -----------------------------------------------
  Signature of Bankruptcy Petition Preparer

  -----------------------------------------------
  Date

A bankruptcy petition prepare's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both 11 U.S.C. (S) 110; 18 U.S.C. (S) 156.
--------------------------------------------------------------------------------
Bankruptcy2000 (C)1991-96, New Hope Software - 30078

                        UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF NEW JERSEY


In re GB Property Funding Corp.,         Case No. 98-
      ________________________                    -----------------------
                    Debtor               Chapter  Chapter 11
                                                  -----------------------


                     VOLUNTARY PETITION CONTINUATION SHEET



Pending Bankruptcy Case filed by any Spouse,          (If more than one, attach
Partner or Affiliate of the Debtor                    additional sheet)

Name of Debtor:                       Case Number:          Date Filed:
   Greate Bay Hotel and Casino, Inc.     Not Yet Assigned      January 5, 1998

District:                             Relationship:         Judge:
   New Jersey                            Affiliate             Unknown

Form B1, Exh. A (9/97)

                                  EXHIBIT "A"

[If the debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11 of the Bankruptcy Code, this Exhibit "A" shall be completed and attached to the petition.]

                        UNITED STATES BANKRUPTCY COURT

                            DISTRICT OF NEW JERSEY

In re GB Property Funding Corp.,
      -----------------------------------
                                 Debtor   Case No. 98-
                                                  -----------------------

                                          Chapter Chapter 11
                                                 ------------------------

                       Exhibit "A" to Voluntary Petition

1. If any of debtor's securities are registered under section 12 of the Securities and Exchange Act of 1934, the SEC file number is 75-2502290.
                                                            ----------

2. The following financial data is the latest available information and refers to debtor's condition on December 31, 1997.
                         -----------------

a.      Total assets                                           $ 191,653,252
                                                                ------------
b.      Total debts (including debts listed in 2.c., below)    $ 191,652,373
                                                                ------------

                                                                     Approximate
                                                                     number of
                                                                     holders
c.      Debt securities held by more than 500 holders

        secured/X/    unsecured//   subordinated//     $   191,652,373 Unknown
                                                        -------------- ---------
        secured//     unsecured//   subordinated//     $             0
                                                        -------------- ---------
        secured//     unsecured//   subordinated//     $             0
                                                        -------------- ---------
        secured//     unsecured//   subordinated//     $             0
                                                        -------------- ---------
        secured//     unsecured//   subordinated//     $             0
                                                        -------------- ---------

d.      Number of shares of preferred stock                          0
                                                        -------------- ---------

e.      Number of shares of common stock                         1,000       1
                                                        -------------- ---------

        Comments, if any:       None.
                         -------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

3.      Brief description of debtor's business: Issuer of public debt for use by
                                                --------------------------------
affiliate.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

4.      See Attached

In re GB Property Funding Corp.,             Case No. 98-


                                             Chapter 11

4. List the names of any person who directly or indirectly owns, controls, or holds, with power to vote 5% or more of the voting securities of debtor:

        GB Holdings, Inc., Pratt Casino Corp., PPI Corp., Greate Bay Casino Corp. Additionally, the Pratt Family collectively, and the following Pratt Family entities, individually, indirectly own, control, or hold, with power to vote, in excess of 5% of the voting securities of the
        Debtor: J.E. Pratt Family Trust, J.E. Pratt Co. I and E. Pratt Family Trust.

                     CERTIFICATION OF CORPORATE RESOLUTION
                     -------------------------------------

        I, Frederick H. Kraus, Executive Vice President, General Counsel and Secretary of GB Property Funding Corp., a Delaware corporation (the "Corporation"), do hereby certify that by consent of the Board of Directors of the Corporation, effective January 3, 1998, the resolutions annexed hereto as Exhibit A were adopted and they have not been modified or rescinded, and are still in full force and effect.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Corporation this 5th day of January, 1998.


                                        /s/ Frederick H. Kraus
                                        ----------------------------------------
                                        Name: Frederick H. Kraus
                                        Title: Executive Vice President, General
                                               Counsel and Secretary
                                        GB Property Funding Corp.
                                        A Delaware Corporation

(CORPORATE SEAL)

                                   EXHIBIT A


        WHEREAS, each of Greate Bay Hotel and Casino, Inc., GB Property Funding Corp. and GB Holdings, Inc. (whether one or more, the "Corporation") has retained and consulted with financial and legal advisors with respect to the pursuit of certain strategic alternatives relating to the Sands Hotel and Casino in Atlantic City, New Jersey; and

        WHEREAS, after such review of such strategic alternatives with such advisors, each such Corporation now desires to file a petition for relief under Chapter 11 of Title 11, United States Code in the United States Bankruptcy Court for the District of New Jersey if management of each such Corporation concludes that it has exhausted all other alternatives to avoid a bankruptcy filing and such filing is necessary to protect the assets of each such Corporation (the "Chapter 11 Bankruptcy Filing"); and

        WHEREAS, the Board of Directors of the Corporation (the "Board") has (i) reviewed and approved the Chapter 11 Bankruptcy Filing, (ii) received, reviewed and approved certain documentation with respect thereto and (iii) determined that the transactions and documentation contemplated thereby are necessary, proper and in the best interests of such Corporation; now, therefore, be it

                RESOLVED, that the Chapter 11 Bankruptcy Filing and the transactions and documentation contemplated thereby, including, without limitation, the retention by the Corporation of Ladenburg Thalmann & Co. Inc. as its financial advisor and Gibbons, Del Deo, Dolan, Griffinger & Vecchione as its legal advisor in connection with such Chapter 11 Bankruptcy Filing and related matters upon such terms and conditions as the proper officers of the Corporation deem necessary, appropriate or advisable (collectively, the "Transactions") be, and the same hereby are, ratified, approved and confirmed in all respects by the Board for the Corporation; and, be it

                RESOLVED FURTHER, that the Board hereby finds that the Transactions are necessary, proper and in the best interests of the Corporation; and, be it

                RESOLVED FURTHER, that the proper officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to (i) prepare, execute, deliver and file the petition for the Chapter 11 Bankruptcy Filing in substantially the form received and reviewed by the Board, with such changes therein or additions thereto as may be approved or deemed necessary, appropriate or advisable by the officer executing the same on behalf of the Corporation, the execution and delivery thereof by such officer to be conclusive evidence of the approval by him of such changes or additions, (ii) prepare, execute, deliver (or receive) and/or file any and all other agreements, certificates, instruments and documents contemplated by the Transactions (collectively, the "Other Transaction Documentation"), the execution, delivery or receipt thereof by such officer to be conclusive evidence of the approval by him of such Other Transaction Documentation, and (iii) take such other action, all as such officer deems necessary, appropriate or advisable to consummate the Transactions; and, be it

        RESOLVED FURTHER, that the proper officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take or cause to be taken all such further action, to prepare, execute and deliver all documents, instruments and other agreements and to waive any and all conditions, as any of such officers, in such officer's sole discretion, may determine to be necessary, appropriate or advisable to fulfill the intent and to carry out the purposes of the foregoing resolutions, such determination to be conclusively evidenced by the taking of any such further action or the execution and delivery of any such further document; and all acts and deeds of the officers and agents of the Corporation which are consistent with the purpose and intent of such resolutions be, and the same hereby are, in all respects, ratified, approved and confirmed as the acts and deeds of the Corporation; and, be it

        RESOLVED FURTHER, that the proper officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to pay all fees and expenses relating to the Transactions as any such officer determines to be appropriate, such payment to be conclusive evidence of such officer's determination; and, be it

        RESOLVED FURTHER, that the proper officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to issue a press release to the public describing the Transactions in conformity with any and all applicable laws, rules and regulations; and, be it

        RESOLVED FURTHER, that the execution by any of the proper officers of any document authorized by the foregoing resolutions, or any action or actions so authorized, is (or shall become upon delivery) the enforceable and binding act and obligation of the Corporation, without the necessity of the signature or attestation of any other officer of this Corporation or the affixing of the corporate seal; and, be it

        RESOLVED FURTHER, that the proper officers of the Corporation for purposes of the foregoing resolutions be, and they hereby are declared to be, any of the officers of the Corporation, namely, the Chairman of the Board, the Chief Executive Officer, the President, each of the Executive Vice Presidents and the Vice Presidents, the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary, the Principal Financial Officer or the Principal Accounting Officer, and any one of such officers may act on behalf of the Corporation in this regard; and, be it

        RESOLVED FURTHER, that any and all actions consistent with the foregoing resolutions that have previously been taken by the officers or directors of the Corporation on behalf of the Corporation be, and each of them hereby is, ratified, approved and confirmed in all respects as the true acts and deeds of the Corporation with the same force and effect as if each such act had been specifically authorized in advance by resolution of the Board.

         FORM 4. LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS


                        UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF NEW JERSEY

In re GB Property Funding Corp.          Case No. 98-
      ----------------------------,               -------------------------
                    Debtor               Chapter Chapter 11
                                                 --------------------------

             LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS

        Following is the list of the debtor's creditors holding the 20 largest unsecured claims. The list is prepared in accordance with Fed. R. Bankr. P. 1007(d) for filing in this chapter 11 [or chapter 9] case. The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C. (S) 101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims.

-----------------------------------------------------------------------------------------------------------------------------------
       (1)                           (2)                         (3)              (4)                            (5)
Name of creditor         Name, telephone number and       Nature of claim      Indicate if                 Amount of claim
and complete             complete mailing address,        [trade debt, bank    claim is                    [if secured also
mailing address          including zip code, of           loan, government     contingent, unliquidated,   state value of security]
including zip code       employee, agent, or department   contract, etc.]      disputed or
                         of creditor familiar with claim                       subject to setoff
                         who may be contacted
------------------------------------------------------------------------------------------------------------------------------------


GB Property Funding Corp. has no unsecured creditors.

 DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP

        I, [the president or other officer or an authorized agent of the corporation] named as debtor in this case, declare under penalty of perjury that I have read the foregoing LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS and that it is true and correct to the best of my information and belief.


Date January 5, 1998
     ---------------
                            Signature /s/ TIMOTHY A. EBLING,
                                          -------------------------------
                                          TIMOTHY A. EBLING,
                                          Executive Vice President, Chief
                                             Financial Officer

FORM B6 - Cont.
(6/90)
                        UNITED STATES BANKRUPTCY COURT

                            DISTRICT OF NEW JERSEY


        GB Property Funding Corp.                      98-
In re ____________________________           Case No. __________________________
            Debtor                                            (If known)


                             SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E, and F to determine the total amount of the debtor's liabilities.

                                                                              AMOUNTS SCHEDULED
---------------------------------------------------------------------------------------------------------
                                 ATTACHED
    NAME OF SCHEDULE             (YES/NO)    NO. OF SHEETS        ASSETS        LIABILITIES       OTHER
---------------------------------------------------------------------------------------------------------
A - Real Property                  YES            1               $     0
---------------------------------------------------------------------------------------------------------
B - Personal Property              YES            3               $ 191,653,252
---------------------------------------------------------------------------------------------------------
C - Property Claimed               YES            1
    As Exempt
---------------------------------------------------------------------------------------------------------
D - Creditors Holding              YES            1                             $ 191,652,373
    Secured Claims
---------------------------------------------------------------------------------------------------------
E - Creditors Holding Unsecured    YES            1                             $           0
    Priority Claims
---------------------------------------------------------------------------------------------------------
F - Creditors Holding Unsecured    YES            1                             $           0
    Nonpriority Claims
---------------------------------------------------------------------------------------------------------
G - Executory Contracts and        YES            1
    Unexpired Leases
---------------------------------------------------------------------------------------------------------
H - Codebtors                      YES            1
---------------------------------------------------------------------------------------------------------
I - Current Income of              NO             0                                               $   0
    Individual Debtor(s)
---------------------------------------------------------------------------------------------------------
J - Current Expenditures of        NO             0                                               $   0
    Individual Debtor(s)
---------------------------------------------------------------------------------------------------------
                   Total Number of Sheets        10
                         in ALL Schedules
                                             ------------------------------------------------------------
                                             Total Assets           191,653,252
                                                            ---------------------------------------------
                                                            Total Liabilities     191,652,373
                                                                                 ------------

FORM B6A
(10/89)

        GB Property Funding Corp.                       98-

In re ____________________________           Case No. __________________________
            Debtor                                            (If known)


                          SCHEDULE A - REAL PROPERTY

     Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor is married, state whether husband, wife, or both own the property by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint, or Community)." If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

     Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G -Executory Contracts and Unexpired Leases.

     If an entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

     If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property Claimed as Exempt.

-------------------------------------------------------------------------------------------------------
                                                                           CURRENT
                                                                         MARKET VALUE
                                                                         OF DEBTOR'S
   DESCRIPTION AND                                                       INTEREST IN       AMOUNT OF
     LOCATION OF        NATURE OF DEBTOR'S     HUSBAND, WIFE, JOINT    PROPERTY WITHOUT     SECURED
      PROPERTY         INTEREST IN PROPERTY       OR COMMUNITY           DEDUCTING ANY       CLAIM
                                                                         SECURED CLAIM
                                                                          OR EXEMPTION
-------------------------------------------------------------------------------------------------------
   NONE

-------------------------------------------------------------------------------------------------------

                                                              Total                  0
                                                                       ---------------
                                                                 (REPORT ALSO ON SUMMARY OF SCHEDULES)

FORM B6B
(10/89)

     GB Property Funding Corp.                               98-
In re________________________________             Case No.______________________
                Debtor                                          (if known)

                        SCHEDULE B - PERSONAL PROPERTY

     Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "X" in the appropriate position in the column labeled "None." If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife, of both own the property by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community." If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

     Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

     If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     CURRENT
                                                                                                                 MARKET VALUE OF
TYPE OF PROPERTY                              NONE     DESCRIPTION AND LOCATION       HUSBAND, WIFE, JOINT      DEBTOR'S INTEREST
                                                              OF PROPERTY              OR COMMUNITY             IN PROPERTY WITH-
                                                                                                                OUT DEDUCTING ANY
                                                                                                                  SECURED CLAIM
                                                                                                                  OR EXEMPTION
----------------------------------------------------------------------------------------------------------------------------------
1.   Cash on hand                              X

2.   Checking, savings or other financial              Checking Account #00-5696-00                                        879
accounts, certificates of deposit, or
shares in banks, savings and loan,                     Texas Community Bank
thrift, building and loan, and homestead               Preston Center
associations, or credit unions,                        8235 Douglas Ave., Suite 100
brokerage houses, or cooperatives                      Lockbox 72
                                                       Dallas, TX 75225

3.   Security deposits with public             X
utilities, telephone companies,
landlords, and others.

4.   Household goods and furnishings,          X
including audio, video, and computer
equipment.

5.   Books, Pictures and other art             X
objects, antiques, stamp, coin, record,
tape, compact disc, and other
collections or collectibles.

6.   Wearing apparel.                          X

7.   Furs and jewelry.                         X

8.   Firearms and sports, photographic,        X
and other hobby equipment.
----------------------------------------------------------------------------------------------------------------------------------

FORM B6B
(10/89)

         GB Property Funding Corp.                            98-
 In re_____________________________          Case No.__________________________
               Debtor                                        (if known)

                        SCHEDULE B - PERSONAL PROPERTY
                             (Continuation Sheet)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              CURRENT
                                                                                                          MARKET VALUE OF
                                                                                                          DEBTOR'S INTEREST
                                                                                                          IN PROPERTY WITH-
                                                                                                          OUT DEDUCTING ANY
                                                      DESCRIPTION AND LOCATION    HUSBAND, WIFE, JOINT      SECURED CLAIM
TYPE OF PROPERTY                            NONE           OF PROPERTY               OR COMMUNITY           OR EXEMPTION
------------------------------------------------------------------------------------------------------------------------------------
9.   Interests in insurance policies.        X
Name Insurance company of each
policy and itemize surrender or refund
value of each.

10.  Annuities. Itemize and name each        X
issuer.

11.  Interests In IRA, ERISA, Keogh, or      X
other pension or profit sharing plans.
Itemize.

12.  Stock and interests in incorporated     X
and unincorporated businesses.
Itemize.

13.  Interests in partnerships or joint      X
ventures. Itemize.

14.  Government and corporate bonds          X
and other negotiable and
non-negotiable instruments.

15.  Accounts receivable.                    X

16.  Alimony, maintenance, support,          X
and property settlement to which the
debtor is or may be entitled. Give
particulars.

17.  Other liquidated debts owing debtor          Greate Bay Hotel and Casino, Inc.                   (Net book value)
including tax refunds. Give particulars.          Interest Receivable-$9,152,373                             191,652,373
                                                  Note Receivable-$182,500,000
------------------------------------------------------------------------------------------------------------------------------------

FORM B6B
(10/89)

          GB Property Funding Corp.                          98-
In re ________________________________________    Case No. _____________________
                     Debtor                                      (if known)

                        SCHEDULE B - PERSONAL PROPERTY
                             (Continuation Sheet)

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       CURRENT
                                                                                                                   MARKET VALUE OF
     TYPE OF PROPERTY                     NONE           DESCRIPTION AND LOCATION       HUSBAND, WIFE, JOINT       DEBTOR'S INTEREST
                                                              OF PROPERTY                   OR COMMUNITY           IN PROPERTY WITH-
                                                                                                                   OUT DEDUCTING ANY
                                                                                                                     SECURED CLAIM
                                                                                                                     OR EXEMPTION
------------------------------------------------------------------------------------------------------------------------------------


18.  Equitable or future interests, life     X
estates, and rights or powers
exercisable for the benefit of the debtor
other than those listed in Schedule of
Real Property.

19.  Contingent and noncontingent            X
interests in estate or a decedent, death
benefit plan, life insurance policy, or
trust.

20. Other contingent and unliquidated       X
claims of every nature, including tax
refunds, counterclaims of the debtor,
and rights of setoff claims. Give
estimated value of each.

21. Patents, copyrights, and other          X
intellectual property. Give particulars.

22. Licenses, franchises, and other         X
general intangibles. Give particulars.

23. Automobiles, trucks, trailers, and      X
other vehicles and accessories.

24. Boats, motors, and accessories.         X

25. Aircraft and accessories.               X

26. Office equipment, furnishings, and      X
supplies.

27. Machinery, fixtures, equipment, and     X
supplies used in business.

28. Inventory.                              X

29. Animals.                                X

30. Crops - growing or harvested. Give      X
particulars.

31. Farming equipment and implements.       X

32. Farm supplies, chemicals, and feed.     X

------------------------------------------------------------------------------------------------------------------------------------

FORM B6B
(10/89)

          GB Property Funding Corp.                             98-

In re ________________________________________    Case No. _____________________
                     Debtor                                      (if known)

                        SCHEDULE B - PERSONAL PROPERTY
                             (Continuation Sheet)

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       CURRENT
                                                                                                                   MARKET VALUE OF
     TYPE OF PROPERTY                     NONE           DESCRIPTION AND LOCATION       HUSBAND, WIFE, JOINT       DEBTOR'S INTEREST
                                                              OF PROPERTY                   OR COMMUNITY           IN PROPERTY WITH-
                                                                                                                   OUT DEDUCTING ANY
                                                                                                                     SECURED CLAIM
                                                                                                                     OR EXEMPTION
------------------------------------------------------------------------------------------------------------------------------------

33. Other personal property of any kind     X
not already listed.


------------------------------------------------------------------------------------------------------------------------------------


                                                  0  continuation sheets attached         Total           $   191,653,252
                                                 ---                                               ---------------------------------

                                                                                          (Include amounts from any continuation
                                                                                           sheets attached. Report total also on
                                                                                           Summary of Schedules)


FORM B6C
(6/90)

          GB Property Funding Corp.                              98-
     In re ______________________________          Case No. ____________________
                        Debtor                                    (if known)


                    SCHEDULE C - PROPERTY CLAIMED AS EXEMPT

Debtor elects the exemption to which debtor is entitled under

(Check one box)

[X]  11 U.S.C. (S)522(b)(1)  Exemptions provided in 11 U.S.C. (S)522(d).
                             Note: These exemptions are available only in certain states.

[_]  11 U.S.C. (S)522(b)(2)  Exemptions available under applicable nonbankruptcy federal laws, state or local law where the debtor's domicile has been located for the 180 days immediately preceding the filing of the petition, or for a longer portion of the 180-day period than in any other place, and the debtor's interest as a tenant by the entirety or joint tenant to the extent the interest is exempt from process under applicable nonbankruptcy law.


----------------------------------------------------------------------------------------------------
                                                                        CURRENT MARKET
                               SPECIFY LAW           VALUE OF          VALUE OF PROPERTY
DESCRIPTION OF PROPERTY       PROVIDING EACH          CLAIMED          WITHOUT DEDUCTING
                                 EXEMPTION           EXEMPTION             EXEMPTIONS
----------------------------------------------------------------------------------------------------


No exemptions claimed.













----------------------------------------------------------------------------------------------------

FORM B6D
(6/90)  GB Property Funding Corp.                 98-
In re ____________________________      Case No. ____________________________
            Debtor                                      (if known)

                 SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

     State the name, mailing address, including zip code, and account number, if any, of all entities holding claims secured by property of the debtor as of the date of filing of the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests. List creditors in alphabetical order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

     If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community."

     If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

     Report the total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules

[_] Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

------------------------------------------------------------------------------------------------------------------------------------

     CREDITOR'S NAME AND     CODEBTOR  HUSBAND, WIFE, JOINT  DATE CLAIM WAS INCURRED,    CONTINGENT  UNLIQUIDATED  DISPUTED
       MAILING ADDRESS                     OR COMMUNITY        NATURE OF LIEN, AND
      INCLUDING ZIP CODE                                      DESCRIPTION AND MARKET
                                                                VALUE OF PROPERTY
                                                                 SUBJECT TO LIEN
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.                                                  Incurred: February 17, 1994
-----------------------------                                Lien: Security Interest
State Street Bank & Trust Co.                                Promissory Note Receivable
Corporate Trust Department      X                            from Greate Bay Hotel and
777 Main Street                                              Casino, Inc.
Hartford, CT 06115
Attn: Steven Cimalore                                        --------------------------
                                                             Value $ Undetermined
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.
-----------------------------

                                                             ---------------------------
                                                             Value $
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.
-----------------------------

                                                             ---------------------------
                                                             Value $
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.
-----------------------------


                                                             ---------------------------
                                                             Value $
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
                                                          AMOUNT
     CREDITOR'S NAME AND                                    OF           UNSECURED
       MAILING ADDRESS                                    CLAIM           PORTION,
      INCLUDING ZIP CODE                                 WITHOUT           IF ANY
                                                        DEDUCTING
                                                         VALUE OF
                                                        COLLATERAL
-----------------------------------------------------------------------------------------
ACCOUNT NO.
-----------------------------
State Street Bank & Trust Co.                                                0
Corporate Trust Department                               191,652,373
777 Main Street
Hartford, CT 06115

-----------------------------------------------------------------------------------------
ACCOUNT NO.
-----------------------------



-----------------------------------------------------------------------------------------
ACCOUNT NO.
-----------------------------



-----------------------------------------------------------------------------------------
ACCOUNT NO.
-----------------------------



-----------------------------------------------------------------------------------------
 0                                            SUBTOTAL $ 191,652,373
--- CONTINUATION SHEETS ATTACHED  (TOTAL OF THIS PAGE)
                                                      --------------
                                                 TOTAL $ 191,652,373
                               (USE ONLY ON LAST PAGE)
                                                      --------------
                                      (REPORT TOTAL ALSO ON SUMMARY OF SCHEDULES)

B6E
(Rev. 12/94)
         GB Property Funding Corp.                            98-
In re _______________________________        Case No. __________________________
                  Debtor                                      (if known)

           SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

        A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of this petition.

        If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community."

        If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

        Report the total of all claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the completed schedule. Repeat this total also on the Summary of Schedules.

[X] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

[_]  EXTENSIONS OF CREDIT IN AN INVOLUNTARY CASE

     Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. (S) 507(a)(2).

[_]  WAGES, SALARIES, AND COMMISSIONS

     Wages, salaries, and commissions including vacation, severance, and sick leave pay owing to employees up to a maximum of $4000* per employee, earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. (S) 507(a)(3).

[_]  CONTRIBUTION TO EMPLOYEE BENEFIT PLANS

     Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. (S) 507(a)(4).

[_]  CERTAIN FARMERS AND FISHERMEN

     Claims of certain farmers and fisherman, up to a maximum of $4000* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. (S) 507(a)(5).

[_]  DEPOSITS BY INDIVIDUALS

     Claims of individuals up to a maximum of $1800* for deposits for the purchase, lease, or rental of property or services for personal, family or household use, that were not delivered or provided. 11 U.S.C. (S) 507(a)(6).

[_]  ALIMONY, MAINTENANCE, OR SUPPORT

     Claims of spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C. (S) 507(a)(7).

[_]  TAXES AND CERTAIN OTHER DEBTS OWED TO GOVERNMENTAL UNITS

     Taxes, customs duties, and penalties owing to federal, state, and local governmental units as set forth in 11 U.S.C. (S) 507(a)(8).

[_]  COMMITMENTS TO MAINTAIN THE CAPITAL OF AN INSURED DEPOSITORY INSTITUTION

     Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. (S) 507(a)(9).

/*/Amounts are subject to adjustment on April 1, 1998, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

                       0   continuation sheets attached
                      -----

FORM B6F (OFFICIAL FORM 6F) (9/97)

       GB Property Funding Corp.                   98-
In re ______________________________     Case No. ___________________________
                Debtor                                   (if known)


          SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

        State the name, mailing address, including zip code, and account number, if any, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

        If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community.

        If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these)

        Report total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

[X]     Check this box if debtor has no creditors holding unsecured nonpriority claims to report on this Schedule F.

------------------------------------------------------------------------------------------------------------------------------------

   CREDITOR'S NAME AND   CODEBTOR   HUSBAND, WIFE, JOINT     DATE CLAIM WAS INCURRED,
     MAILING ADDRESS                   OR COMMUNITY        AND CONSIDERATION FOR CLAIM.    CONTINGENT UNLIQUIDATED DISPUTED AMOUNT
   INCLUDING ZIP CODE                                         IF CLAIM IS SUBJECT TO                                        OF CLAIM
                                                                 SETOFF, SO STATE
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.
-------------------------


------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.
-------------------------


------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.
-------------------------


------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.
-------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                         0
                                                       _____ continuation sheets attached  Subtotal    $                          0
                                                                                                       -----------------------------

                                                                                             Total     $                          0
                                                                                                       -----------------------------
                                                                                        (Report total also on Summary of Schedules)

FORM B6G
(10/89)

        GB Property Funding Corp.                           98-
In re __________________________________       Case No._________________________
                   Debtor                                    (if known)


             SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

     Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

     State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

     Provide the names and complete mailing addresses of all other parties to each lease or contract described.

     NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

[X]  Check this box if debtor has no executory contracts or unexpired leases.

----------------------------------------------------------------------------------------------------------------------
                                                                 DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF
NAME AND MAILING ADDRESS, INCLUDING ZIP CODE                     DEBTOR'S INTEREST, STATE WHETHER LEASE IS FOR
   OF OTHER PARTIES TO LEASE OR CONTRACT                         NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT
                                                                       NUMBER OF ANY GOVERNMENT CONTRACT
----------------------------------------------------------------------------------------------------------------------



















----------------------------------------------------------------------------------------------------------------------

FORM B6H
(6/90)
           GB Property Funding Corp.                   98-

     In re___________________________         Case No._________________________
                  Debtor                                   (if known)

                            SCHEDULE H - CODEBTORS

     Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

[_] Check this box if debtor has no codebtors.

--------------------------------------------------------------------------------
      NAME AND ADDRESS OF CODEBTOR              NAME AND ADDRESS OF CREDITOR
--------------------------------------------------------------------------------
GB Holdings, Inc.                         State Street Bank & Trust Co.
c/o Sands Hotel and Casino                Corporate Trust Department
Indiana Ave. & Casino                     777 Main Street
9th Floor                                 Hartford, CT 06115
Atlantic City, NJ 08401                   Attn: Steven Cimalore


Greate Bay Hotel and Casino, Inc.         State Street Bank & Trust Co.
Indiana Ave. & Brighton Park              Corporate Trust Department
9th Floor                                 777 Main Street
Atlantic City, NJ 08401                   Hartford, CT 06115
                                          Attn: Steven Cimalore

--------------------------------------------------------------------------------

Form B6-Cont.
(12/94)

       GB Property Funding Corp.                    98-
In re _____________________________,    Case No. ___________________________
               Debtor                                      (If known)


                   DECLARATION CONCERNING DEBTOR'S SCHEDULES

 DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP

     I, the Executive Vice President, Chief Financial Officer [the president or
            --------------------------------------------------
other officer or an authorized agent of the corporation or a member or an authorized agent of the partnership] of the GB Property Funding Corp.
                                            -------------------------
corporation or partnership] named as debtor in this case, declare under penalty of perjury that I have read the following summary and schedules, consisting of
            11                      sheets, and that they are true and correct
-----------------------------------
(Total shown on summary page plus 1)
to the best of my knowledge, information, and belief.


Date  January 5, 1998
     ---------------------
                                     Signature /s/ Timothy A. Ebling
                                               -------------------------
                                                   TIMOTHY A. EBLING
                                               -------------------------
                                               [Print or type name of individual
                                               signing on behalf of debtor]

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

--------------------------------------------------------------------------------
 CERTIFICATION AND SIGNATURE OF NON-ATTORNEY BANKRUPTCY PETITION PREPARER (See
                               11 U.S.C. (S) 110)

     I certify that I am a bankruptcy petition preparer as defined in 11
U.S.C. (S) 110, that I prepared this document for compensation, and that I have provided the debtor with a copy of this document.


_____________________________________________________        ___________________
Printed or Typed Name of Bankruptcy Petition Preparer        Social Security No.


________________________________

________________________________
Address

Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document:

If more than one person prepared this document, attach additional signed sheets conforming to the appropriate Official Form for each person.

X
-----------------------------------------------------        __________________
Signature of Bankruptcy Petition Preparer                           Date

A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. (S)110: 18 U.S.C. (S) 156. (S) 110: 18 U.S.C.
(S) 156.
--------------------------------------------------------------------------------

FORM 7
Rev. 12/94           FORM 7. STATEMENT OF FINANCIAL AFFAIRS

                        UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF NEW JERSEY


     GB Property Funding Corp.                          98-
In Re ____________________________           Case No. __________________________
               (Name)                                         (If known)
                         Debtor

                        STATEMENT OF FINANCIAL AFFAIRS

     This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual's personal affairs.

     Questions 1 - 15 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 16-21. If the answer to any question is "None," or the question is not applicable, mark the box labeled "None." If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.

          ___________________________________________________________

                                  DEFINITIONS

     "In Business." A debtor is "in business" for the purpose of this form if the debtor is a corporation or partnership. An individual debtor is "in business" for the purpose of this form if the debtor is or has been, within the two years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, managing executive, or person in control of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed.

     "Insider." The term "insider" includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives, corporations of which the debtor is an officer, director, or person in control; officers, directors, and any person in control of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. 11 U.S.C. (S)101.

          ___________________________________________________________

          1. INCOME FROM EMPLOYMENT OR OPERATION OF BUSINESS

None           State the gross amount of income the debtor has received from
[_] employment, trade, or profession, or from operation of the debtor's business from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor's fiscal year) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

               AMOUNT                        SOURCE (if more than one)

1/1/97 to 11/30/97   18,287,370.19                 Interest Income
F.Y.E.  12/31/96     20,118,751.20                 Interest Income
F.Y.E.  12/31/95     20,118,751.20                 Interest Income

          ________________________________________________________________

          2.   INCOME OTHER THAN FROM EMPLOYMENT OF OPERATION OF BUSINESS

None           State the amount of income received by the debtor other than from
 [X] employment, trade, profession, or operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                    AMOUNT                        SOURCE

          ________________________________________________________________

          3.   PAYMENTS TO CREDITORS

None      a.   List all payments on loans, installment purchases of goods or
 [_] services, and other debts, aggregating more than $600 to any creditor, made within 90 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

    NAME AND ADDRESS OF CREDITOR        DATES OF        AMOUNT     AMOUNT STILL
                                        PAYMENTS         PAID          OWING

RR Donnelley Receivables,Inc.     9/10/97 & 12/30/97   $5,093.13        $0
P.O. Box 730216
Dallas, TX 75373-0216

          ________________________________________________________________

None      b.   List all payments made within one year immediately preceding the
 [X] commencement of this case to or for the benefit of creditors, who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

    NAME AND ADDRESS OF CREDITOR        DATES OF        AMOUNT     AMOUNT STILL
     AND RELATIONSHIP TO DEBTOR         PAYMENTS        PAID           OWING

          ________________________________________________________________

          4a. SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS AND ATTACHMENTS

None      a.   List all suits and administrative proceedings to which the debtor
 [X] is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

CAPTION OF SUIT AND      NATURE OF PROCEEDING     COURT OR AGENCY     STATUS OR
   CASE NUMBER                                     AND LOCATION      DISPOSITION

      ______________________________________________________________________

None  b.  Describe all property that has been attached, garnished or seized
[X] under any legal or equitable process within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON               DATE OF             DESCRIPTION
FOR WHOSE BENEFIT PROPERTY               SEIZURE              AND VALUE
        WAS SEIZED                                           OF PROPERTY

      ______________________________________________________________________

      5.  REPOSSESSIONS, FORECLOSURES AND RETURNS

None      List all property that has been repossessed by a creditor, sold at a
[X] foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF           DATE OF REPOSESSION,        DESCRIPTION AND
 CREDITOR OR SELLER        FORECLOSURE SALE, TRANSFER    VALUE OF PROPERTY
                                    OR RETURN

      ______________________________________________________________________

      6a. ASSIGNMENTS AND RECEIVERSHIPS

None  a.  Describe any assignment of property for the benefit of creditors made
[X] within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS                DATE OF                     TERMS OF
   OF ASSIGNEE                ASSIGNMENT                   ASSIGNMENT
                                                          OR SETTLEMENT

      ______________________________________________________________________

None  b.  List all property which has been in the hands of a custodian,
[X] receiver, or court-appointed official within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS         NAME AND            DATE OF          DESCRIPTION AND
  OF CUSTODIAN          LOCATION OF           ORDER          VALUE OF PROPERTY
                     COURT CASE TITLE
                       & CASE NUMBER

     _____________________________________________________________________

     7.   GIFTS

None      List all gifts or charitable contributions made within one year
[X] immediately preceding the commencement of this case, except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

       NAME AND               RELATIONSHIP      DATE OF        DESCRIPTION AND
       ADDRESS OF              TO DEBTOR,        GIFT           VALUE OF GIFT
 PERSON OR ORGANIZATION          IF ANY

     _____________________________________________________________________

     8.   LOSSES

None         List all losses from fire, theft, other casualty or gambling within
[X] one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

   DESCRIPTION AND       DESCRIPTION OF CIRCUMSTANCES, AND, IF         DATE OF
  VALUE OF PROPERTY      LOSS WAS COVERED IN WHOLE OR IN PART            LOSS
                           BY INSURANCE, GIVE PARTICULARS

     _____________________________________________________________________

     9.   PAYMENTS RELATED TO DEBT COUNSELING OR BANKRUPTCY

None      List all payments made or property transferred by or on behalf of the
[_] debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case or since the commencement of this case.

   NAME AND ADDRESS OF PAYEE      DATE OF PAYMENT,        AMOUNT OF MONEY OR
                                  NAME OF PAYOR IF      DESCRIPTION AND VALUE
                                  OTHER THAN DEBTOR          OF PROPERTY

Debtor's legal, consulting and
financial advisory fees
(including a retainer in
connection with the filing of the
Debtor's petition) have been
paid by the Debtor's affiliate,
Greate Bay Hotel and Casino,
Inc., which is also simultaneously
filing a Chapter 11 petition.

     ___________________________________________________________________________

     10. OTHER TRANSFERS

None a.   List all other property, other than property transferred in the
[X] ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

  NAME AND ADDRESS OF TRANSFEREE,            DATE        DESCRIBE PROPERTY
      RELATIONSHIP TO DEBTOR                              TRANSFERRED AND
                                                          VALUE RECEIVED

     ___________________________________________________________________________

     11. CLOSED FINANCIAL ACCOUNTS

None      List all financial accounts and instruments held in the name of the
[X] debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under 12 or chapter 13 must include information concerning accounts or instruments held by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed).


  NAME AND ADDRESS                TYPE AND NUMBER OF           AMOUNT AND
   OF INSTITUTION               ACCOUNT AND AMOUNT OF            DATE OF
                                    FINAL BALANCE            SALE OR CLOSING

     ___________________________________________________________________________

     12. SAFE DEPOSIT BOXES

None      List each safe deposit or other box or depository in which the debtor
[X] has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

  NAME AND ADDRESS     NAMES AND ADDRESSES   DESCRIPTION OF  DATE OF TRANSFER
  OF BANK OR OTHER     OF THOSE WITH ACCESS     CONTENTS    OR SURRENDER, IF ANY
     DEPOSITORY        TO BOX OR DEPOSITORY

     ___________________________________________________________________________

     13. SETOFFS

None.     List all setoffs made by any creditor, including a bank, against a
[X] debt or deposit of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

  NAME AND ADDRESS OF CREDITOR             DATE OF             AMOUNT
                                           SETOFF            OF SETOFF

     _____________________________________________________________________

     14. PROPERTY HELD FOR ANOTHER PERSON

None     List all property owned by another person that the debtor holds or
[X]  controls.


NAME AND ADDRESS OF OWNER     DESCRIPTION AND VALUE     LOCATION OF PROPERTY
                                   OF PROPERTY

     __________________________________________________________________________

     15. PRIOR ADDRESS OF DEBTOR
None
[_]      If the debtor has moved within the two years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, also any separate address of either spouse.

          ADDRESS               NAME USED                DATES OF
                                                         OCCUPANCY

          Two Galleria Tower      N/A            9/93 to approximately 10/97
          Suite 2200
          13455 Noel Road
          Dallas, TX 75240

        The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within the two years immediately preceding the commencement of this case, any of the following: an office, director, managing executive, or owner of more than 5 percent of the voting securities of a corporation; a partner, other than a limited partner, of a partnership, a sole proprietor or otherwise self-employed.

        (An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within the two years immediately preceding the commencement of this case.)

        ______________________________________________________________

        16. NATURE, LOCATION AND NAME OF BUSINESS

None    a. If the debtor is an individual, list the names and addresses of all
[_] businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship, or was a self-employed professional within the two years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within the two years immediately preceding the commencement of this case.

        b. If the debtor is a partnership, list the names and addresses of all businesses in which the debtor was a partner or owned 5 percent or more of the voting securities, within the two years immediately preceding the commencement of this case.

        c. If the debtor is a corporation, list the names and addresses of all businesses in which the debtor was a partner or owned 5 percent or more of the voting securities within the two years immediately preceding the commencement of this case.


     NAME                       ADDRESS                    NATURE OF BUSINESS              BEGINNING AND ENDING
                                                                                            Dates of Operation
     ---------------------------------------------------------------------------
      17a. BOOKS, RECORD AND FINANCIAL STATEMENTS

None  a.   List all bookkeepers and accountants who within the six years
[_]   immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

      NAME AND ADDRESS                      DATES SERVICES RENDERED

Mark Wolf, Assistant Controller           9/93 - Present
Two Galleria Tower, Suite 2200
13455 Noel Road, LB 48
Dallas, TX 75240

      ___________________________________________________________________

None  b.   List all firms or individuals who within the two years immediately
[_] preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

               NAME                ADDRESS             DATES SERVICE

Arthur Andersen, LLP     101 Eisenhower Parkway        9/93 - Present
                         Roseland, NJ 07068-1099

      ___________________________________________________________________

None  c.   List all firms or individuals who at the time of the commencement of
[_] this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

               NAME                          ADDRESS

Mark Wolf, Assistant Controller         Two Galleria Tower, Ste. 2200
                                        13455 Noel Road, LB 48
                                        Dallas, TX 75240

       _________________________________________________________________________

None   d.   List all financial institutions, creditors and other parties,
[_] including mercantile and trade agencies, to whom a financial statement was issued within the two years immediately preceding the commencement of this case by the debtor.

        NAME AND ADDRESS                             DATED ISSUED

Financial statements were included in Forms       Quarterly & Annually
10-K and 10-Q filed with the Securities and Exchange Commission, 450 Fifth Street,
N.W., Washington, D.C. 20549

State Street Bank & Trust Co.                     Quarterly & Annually
Corporate Trust Department
777 Main Street
Hartford, CT 06115
Attn: Steven Cimalore

       _________________________________________________________________________

       18A. INVENTORIES

None   a.   List the dates of the last two inventories taken of your property,
 [X] the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

          DATE OF INVENTORY    INVENTORY SUPERVISOR   DOLLAR AMOUNT OF INVENTORY
                                                       (Specify cost, market or
                                                            other basis)

       _________________________________________________________________________

None   b.   List the name and address of the person having possession of the
 [X]   records of each of the two inventories reported in a., above.

          DATE OF INVENTORY                  NAME AND ADDRESSES OF CUSTODIAN OF
                                                      INVENTORY RECORDS

       _________________________________________________________________________

       19A. CURRENT PARTNERS

None   a.   If the debtor is a partnership, list the nature and percentage of
 [X]   partnership interest of each member of the partnership.

          NAME AND ADDRESS        NATURE OF INTEREST      PERCENTAGE OF INTEREST

       _________________________________________________________________________

          ____________________________________________________________

None b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns,
[X]       controls, or holds 5 percent or more of the voting securities of the
 -        corporation.

            NAME AND ADDRESS         TITLE         NATURE AND PERCENTAGE
                                                     OF STOCK OWNERSHIP

            See Insert A
          ------------------------------------------------------------

          20A. FORMER PARTNERS

None a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement
[X]       of this case.
 -
               NAME                     ADDRESS       DATE OF WITHDRAWAL

          ____________________________________________________________

None      b. If the debtor is a corporation, list all officers, and directors
 -        whose relationship with the corporation terminated with one year
[ ]       immediately preceding the commencement of this case.
 -
               NAME                     ADDRESS       DATE OF TERMINATION

            See Insert A
          ------------------------------------------------------------

          21. WITHDRAWALS FROM A PARTNERSHIP OR DISTRIBUTION BY A CORPORATION

None         If the debtor is a partnership or a corporation, list all
 -        withdrawals or distributions credited or given to an insider,
[X]       including compensation in any form, bonuses, loans, stock redemptions,
 - options exercised and any other perquisite during one year immediately preceding the commencement of this case.

          NAME & ADDRESS OF               DATE AND           AMOUNT OF MONEY
        RECIPIENT, RELATIONSHIP     PURPOSE OF WITHDRAWAL    OR DESCRIPTION AND
               TO DEBTOR                                     VALUE OF PROPERTY

                               *  *  *  *  *  *

[If completed on behalf of a partnership or corporation]

I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.

Date  January 5, 1998             Signature /s/ Timothy A. Ebling
     _____________________                 __________________________________
                                             TIMOTHY A. EBLING,
                                             Executive Vice President & Chief
                                             Financial Officer

                                           ___________________________________
                                           Print Name and Title

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

--------------------------------------------------------------------------------
CERTIFICATION AND SIGNATURE OF NON-ATTORNEY BANKRUPTCY PETITION PREPARER (See 11 U.S.C. (S)110)

     I certify that I am a bankruptcy petition preparer as defined in 11 U.S.C. (S)110, that I prepared this document for compensation, and that I have provided the debtor with a copy of this document.

_____________________________________________________      _____________________
Printed or Typed Name of Bankruptcy Petition Preparer      Social Security No.

______________________________

______________________________
Address

Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document:

If more than one person prepared this document, attach additional signed sheets conforming to the appropriate Official Form for each person.

X
_____________________________________________________      _____________________
Signature of Bankruptcy Petition Preparer                          Date

A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both 11 U.S.C. (S)110; 18 U.S.C. (S)156. (S)110; 18 U.S.C.
(S)156.

--------------------------------------------------------------------------------







PENALTY FOR MAKING A FALSE STATEMENT: FINE OF UP TO $500,000 OR IMPRISONMENT FOR
              UP TO 5 YEARS, OR BOTH.  18 U.S.C. (S)152 AND 3571



                       0   continuation sheets attached
                      ----

   INSERT A TO STATEMENT OF FINANCIAL AFFAIRS FOR GB PROPERTY FUNDING CORP.
   ------------------------------------------------------------------------

Item 19(b) If the debtor is a corporation, list all officers and directors of the corporation and each stockholder who directly or indirectly owns, controls or holds 5 percent or more of the voting securities of the corporation


                                                                   NATURE AND
                                                                  PERCENTAGE OF
       NAME AND ADDRESS                       TITLE              STOCK OWNERSHIP
       ----------------                       -----              ---------------
GB Holdings, Inc.                     Direct Shareholder      100% Common Stock
Indiana Avenue & Brighton Park
Atlantic City, NJ 08401

Pratt Casino Corp.                    Indirect Stockholder    100% Common Stock
Indiana Avenue & Brighton Park
Atlantic City, NJ 08401

PPI Corp.                              Indirect Stockholder    100% Common Stock
Indiana Avenue & Brighton Park
Atlantic City, NJ 08401

Greate Bay Casino Corp.                Indirect Stockholder    100% Common Stock
Indiana Avenue & Brighton Park
Atlantic City, NJ 08401

J.E. Pratt Family Trust                Indirect Stockholder    Approx. 14.9%
6735 E. Park Drive                                             Common Stock
Fort Worth, TX 76132

J.E. Pratt Co. I                       Indirect Stockholder    Approx. 5.8%
6735 E. Park Drive                                             Common Stock
Fort Worth, TX 76132

E. Pratt Family Trust                  Indirect Stockholder    Approx. 6.7%
6735 E. Park Drive                                             Common Stock
Fort Worth, TX 76132

Item 20(b) If the debtor is a corporation, list all officers and directors whose relationship with the corporation terminated with one year immediately preceding the commencement of this case.

                NAME                               ADDRESS                           DATE OF TERMINATION
                ----                               -------                           -------------------
Jack F. Pratt                             6735 E. Park Drive                         1-3-98
Chairman, President and                   Fort Worth, TX 76132
C.E.O. and Director

Edward T. Pratt, Jr.                      6735 E. Park Drive                         1-3-98
Vice Chairman and Director                Fort Worth, TX 76132

William D. Pratt                          6735 E. Park Drive                         1-3-98
Executive Vice President, General         Fort Worth, TX 76132
Counsel and Secretary and
Director

Edward T. Pratt III                       6735 E. Park Drive                         1-3-98
Executive Vice President and Director     Fort Worth, TX 76132

Charles LaFrano III                       6735 E. Park Drive                         1-3-98
Vice President and Assistant              Fort Worth, TX 76132
Secretary

John C. Hull                              6735 E. Park Drive                         1-3-98
Principal Accounting Officer              Fort Worth, TX 76132

                        UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF NEW JERSEY



In re GB Property Funding Corp.         ,
      ----------------------------------        Case No. 98-
                        Debtor                          -----------------


                                                Chapter  Chapter 11
                                                        -----------------
                       VERIFICATION OF LIST OF CREDITORS


        I hereby certify under penalty of perjury that the attached List of Creditors which consists of 1 page, is true, correct and complete to the best of my knowledge.



Date  January 5, 1998       Signature   /s/ TIMOTHY A. EBLING
     ------------------                ----------------------------------
                                        TIMOTHY A. EBLING,
                                        Executive Vice President,
                                        Chief Financial Officer


    Paul R. DeFilippo
Gibbons, Del Deo, Dolan,
 Griffinger & Vecchione
  One Riverfront Plaza
  Newark, NJ 07102-5497
      973-596-4500
      973-596-0545

                           State Street Bank & Trust
                           Company
                           Corporate Trust Department
                           777 Main Street
                           Hartford, CT 06115
                           Attn: Steven Cimalore